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                               U.S. REALTEL, INC.

                       1999 EMPLOYEE EQUITY INCENTIVE PLAN

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                                             TABLE OF CONTENTS

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1.       Purpose..................................................................................................1
2.       Definitions..............................................................................................1
3.       Scope of the Plan........................................................................................5
4.       Administration...........................................................................................5
5.       Eligibility..............................................................................................7
6.       Conditions to grants.....................................................................................7
         (a)      General conditions..............................................................................7
         (b)      Grant of options and option price...............................................................8
         (c)      Grant of incentive stock options................................................................8
         (d)      Grant of reload options........................................................................10
         (e)      Grant of Restricted Stock......................................................................10
         (f)      Grant of stock appreciation rights.............................................................11
         (g)      Grant of performance units and performance shares..............................................12
         (h)      Grant of stock bonuses.........................................................................13
7.       Grantee's agreement to serve............................................................................13
8.       Non-transferability.....................................................................................13
9.       Exercise................................................................................................13
         (a)      Exercise of options............................................................................13
         (b)      Exercise of stock appreciation rights..........................................................14
         (c)      Exercise of performance units..................................................................14
         (d)      Payment of Performance Shares..................................................................16
         (e)      Notification of Change of Control..............................................................16
         (f)      Full vesting upon Change of Control............................................................16
         (g)      Special rules for Section 16 Grantees..........................................................16
         (h)      Pooling Considerations.........................................................................16
10.      Loans and guarantees....................................................................................16
11.      Notification under Section 83(b)........................................................................17
12.      Mandatory withholding taxes.............................................................................17
13.      Elective share withholding..............................................................................18
14.      Vesting and termination of employment...................................................................18
         (a)      Vesting........................................................................................18
         (b)      For Cause......................................................................................18
         (c)      On account of death............................................................................18
         (d)      On account of Retirement or Disability.........................................................19
         (e)      Any other reason...............................................................................19
15.      Shareholder approval....................................................................................20
16.      Equity incentive plans of foreign subsidiaries..........................................................20
17.      Substituted awards......................................................................................20
18.      Securities law matters..................................................................................21
19.      Funding.................................................................................................21
20.      No employment rights....................................................................................21
21.      Rights as a shareholder.................................................................................21


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22.      Nature of payments......................................................................................21
23.      Non-uniform determinations..............................................................................22
24.      Adjustments.............................................................................................22
25.      Amendment of the Plan...................................................................................22
26.      Termination of the Plan.................................................................................22
27.      No illegal transactions.................................................................................22
28.      Controlling law.........................................................................................23
29.      Severibility............................................................................................23
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         INTRODUCTION.  U.S.  RealTel,  Inc.,  an  Illinois  corporation
(the  "Company"),  establishes  the  U.S. RealTel,  Inc. 1999 Employee Equity
Incentive Plan (the "Plan"),  as set forth herein.  The Plan was adopted by the Company,  effective  April 20, 1999,  subject to the approval of its shareholders.  On the  Effective  Date of the Plan, the Company was not
subject to the 1934 Act.

         1.  PURPOSE.

         The Plan is intended to allow those employees, officers, directors and consultants upon whose judgment and efforts the Company is largely dependent for the successful conduct of its operations to acquire or increase equity ownership in the Company, thereby:

         (a) better aligning shareholder and management interests;

         (b) creating incentives for management to achieve growth;

         (c) further focusing management attention on long-term results; and

         (d) helping to assure competitive compensation is available to attract and retain an outstanding executive team (including outside consultants).

         2.  DEFINITIONS.

         As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         (a) "Award" means options, shares of Restricted Stock, stock appreciation rights, performance units, performance shares, or stock bonuses granted under the Plan.

         (b) "Award Agreement" has the meaning specified in Section 4(c)(v).

         (c) "BCA" means the Illinois Business Corporation Act of 1983, as amended.

         (d) "Board" means the Board of Directors of the Company.

         (e) "Cause" means, except as otherwise provided in any Award Agreement, an action or failure to act by a Grantee which is, in the opinion of the Committee, likely to result in injury of a material nature to the Company or a Subsidiary; the material violation by the Grantee of written policies of the Company or a Subsidiary; the gross and habitual negligence by the Grantee in the performance of the Grantee's duties to the Company or its Subsidiaries; or the willful and intentional action or omission to act in connection with the Grantee's duties to the Company or a Subsidiary resulting, in the opinion of the Committee, in injury of a material nature to the Company or a Subsidiary.

         (f) "Change of Control" means any of the following:

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         (i) the acquisition or holding (other than by the Company) by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act, (excluding, for this purpose, the Company or its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of either the then-outstanding Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors ("Voting Power"); except that no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 50% of both the then-outstanding common shares of such corporation and the Voting Power of such corporation are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportion as their ownership, immediately before such acquisition, of the then outstanding Stock or the Voting Power of the Company, as the case may be;

         (ii) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was (i) pursuant to that certain Shareholders Agreement, dated as of October 2, 1998 or (ii) approved by at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act)) shall be deemed for the purposes of this Section 2(f)(ii) to constitute part of the Incumbent Board; or

         (iii) approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which persons who were the respective beneficial owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately thereafter, beneficially own, directly or indirectly, more 50% of, respectively, the then outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company; PROVIDED, HOWEVER, that for the purposes of this Section 2(f)(iii) the votes of all Section 16 Grantees shall be disregarded in determining whether stockholder approval has been obtained.

     Notwithstanding the foregoing, (a) a Change of Control shall be deemed not to have occurred with respect to any Section 16 Grantee if such Section 16 Grantee is, by agreement (written or otherwise), a participant on such Section 16 Grantee's own behalf in a transaction which causes the Change of Control to occur and (b) an IPO shall not be deemed to be a Change of Control. For the purposes hereof, the parties to that certain Shareholders' Agreement dated as of October 2, 1998 shall not be deemed a group solely as a result of being parties thereto and bound thereby.


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         (g) "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

         (h) "Committee" means Board, or, if a committee of the Board has been appointed pursuant to Section 4, such committee.

         (i) "Company" has the meaning set forth in the introductory paragraph.

         (j) "Disability" means, as relates to the exercise of an incentive stock option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which, in the reasonable judgment of the Committee is expected to be permanent or for an indefinite duration exceeding one year.

         (k) "Effective Date" means April 20, 1999 which is the date this Plan is adopted by the Board.

         (l) "Fair Market Value" means, as of any applicable date (other than on the IPO Date with respect to the Stock):

                  (i) if the security is listed for trading on a national securities exchange or the Nasdaq National Market, the closing price, regular way, of the security as reported on the consolidated transaction reporting system applicable to such security, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                  (ii) if the security is not so listed, but is listed on the Nasdaq SmallCap Market, the average of the closing bid and asked prices, regular way, on the Nasdaq SmallCap Market or, if no such prices shall have been so reported for such date, on the last preceding date for which such prices were so reported, or

                  (iii) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on a national securities exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the fair market value of the security as determined in good faith by the Committee; provided, that in making such determinations, the Committee may, but shall not be required to, consider the prevailing bid and ask prices of the Stock on any over-the-counter market or bulletin board trading.

         Solely as of the IPO Date, Fair Market Value of the Stock means the price to the public pursuant to the form of final prospectus used in connection with the IPO, as indicated on the cover page of such prospectus or otherwise.


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         (m) "Grant Date" means the date on which an Award shall be duly granted, as determined in accordance with Section 6(a)(i).

         (n) "Grantee" means an individual who has been granted an Award.

         (o) "including" or "includes" means "including, without limitation," or "includes, without limitation."

         (p) "IPO" means the first public offering of Stock pursuant to a registration statement on Form S-1 or SB-2 filed by the Company with the Securities and Exchange Commission.

         (q) "IPO Date" means the effective date of the underwriting agreement between the Company and the underwriters of the IPO.

         (r) "Measuring Period" has the meaning specified in Section
6(g)(i)(B).

         (s) "1934 Act" means the Securities Exchange Act of 1934. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

         (t) "Option Price" means the per share purchase price of Stock subject to an option.

         (u) "Plan" has the meaning set forth in the introductory paragraph.

         (v) "Retirement" means a termination of employment with the Company and its Subsidiaries other than for Cause at any time after attaining age 65.

         (w) "Restricted Stock" means shares of Common Stock granted as Awards pursuant to Section 6(e) of this Plan.

         (x) "SEC" means the Securities and Exchange Commission.

         (y) "Section 16 Grantee" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

         (z) "Stock" means the common stock, $0.001 par value, of the Company.

         (aa) "Subsidiary" means, for purposes of grants of incentive stock options, a corporation as defined in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition and, for all other purposes, a United States or foreign corporation, partnership, limited liability company or other entity in which the Company owns, directly or indirectly, at the time of determination 50% or more the then-outstanding stock or other ownership interests having ordinary voting power then outstanding or existing.

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         (bb) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         3.  SCOPE OF THE PLAN.

         (a) 484,655 shares of Stock are hereby made available and are reserved for delivery on account of the exercise of Awards (including stock appreciation rights) and payment of benefits in connection with Awards under the Plan. Stock appreciation rights may be granted under the Plan with respect to 484,655 shares of Stock. Performance Units may be granted under the Plan based on 484,655 shares of Stock. No more than 484,655 shares shall be cumulatively available for the grant of Bonus Shares and Restricted Stock under the Plan. Such shares may be treasury shares or newly issued shares, as may be determined from time to time by the Board or the Committee.

         (b) If and to the extent an Award shall expire or terminate for any reason without having been exercised in full (including a cancellation and regrant of an option pursuant to Section 17), or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of stock ownership (other than dividends that are likewise forfeited or voting rights), the shares of Stock (including Restricted Stock) associated with such Award shall become available for other Awards. Notwithstanding the foregoing, if and to the extent tandem stock appreciation rights are exercised, the shares of Stock subject to the option or stock appreciation right related to such tandem stock appreciation right shall not again become available for issuance under this Plan.

         4.  ADMINISTRATION.

         (a) Subject to Section 4(b), the Plan shall be administered (i) by the Board until such time as the Company has any class of its capital stock registered pursuant to Section 12 of the Exchange Act and (ii) thereafter, by a committee which shall consist of not less than two persons who are directors of the Company. After an IPO (or at such other time (x) as holders of the Company's Common Stock shall become subject to Section 16 of the Exchange Act or (y) Code Section 162(m) or the regulations thereunder become applicable to the Company), to be a member of the Committee, an individual must qualify as an "outside director" as defined for purposes of the regulations under Code Section 162(m) and as a "non-employee director" under Rule 16b-3 in respect of the exemption of grants to Section 16 Grantees from potential liability under Section 16(b) of the 1934 Act. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as are then in effect, and to permit Awards under the Plan to satisfy the conditions for exemption from the limitations of Code Section 162(m). In the absence of the appointment of a separate committee for the Plan, the Board shall be the Committee.

         (b) The Board may reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is


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exercised. Such other committee may consist of two or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated to such other committee the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to the Board or such other committee.

         (c) The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

                  (i) subject to Section 15 hereof, to determine (A) when and to whom Awards may be granted and the terms and conditions applicable to each Award, including the benefit payable under any stock appreciation right, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with or alternatively to such other specific Awards;

                  (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Stock, to determine whether to permit or require the payment of cash dividends on any such Restricted Stock to be deferred and the terms related to any such deferral to determine when Restricted Stock (including Restricted Stock acquired upon the exercise of an option) shall vest, and to determine whether such Restricted Stock shall be held in escrow;

                  (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

                  (iv) to make, amend, and rescind rules and regulations relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the termination of employment of a Grantee;

                  (v) to determine the terms and provisions and any restrictions or conditions (including specifying such performance criteria as the Committee deems appropriate, and imposing restrictions with respect to stock acquired upon exercise of an option, which restrictions may continue beyond the Grantee's termination of employment) of the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical;

                  (vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

                  (vii) to authorize foreign Subsidiaries to adopt plans as provided in Section 16;

                  (viii) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award, or any group of Awards for any reason;


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                  (ix)   subject to Section 6(a)(ii) and 6(c)(ii), to extend
         the time during which any Award or group of Awards may be exercised;

                  (x) to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan;

                  (xi) to amend Award Agreements with the consent of the Grantee; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law, regulation, ruling or judicial decision; provided that any such change shall be applicable only to Awards which have not been exercised;

                  (xii) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

                  (xiii) to certify in writing before the payment of any performance based Awards (except for a payment that is attributable solely to the increase in the price of the Stock of the Company) that the underlying performance goals and any other material terms have been satisfied.

The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

         5. ELIGIBILITY. Awards may be granted to any director, officer or full-time employee (including any officer) of or any consultant to the Company or any of its domestic or foreign Subsidiaries, including, without limitation, any such person who is on an approved leave of absence, layoff or has been subject to a physical or mental injury or disease which does not qualify as a Disability. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan; provided that Awards to consultants shall be made solely for compensatory purposes.

         6.  CONDITIONS TO GRANTS.

                  (a) GENERAL CONDITIONS.

                            (i) The Grant Date of an Award shall be the date on
                  which the Committee grants the Award or such later date as specified in advance by the Committee.


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          (ii)    The term of each Award shall be a period of not more than
                  10 years from the Grant Date, and shall be subject to earlier termination as herein provided.

          (iii) A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

          (iv) No Grantee may receive, upon the exercise of options or incentive stock options, the lapse of restrictions on Restricted Stock, the payment of performance units in stock, or the grant of a stock bonus, or any combination thereof, an aggregate number of shares of Stock under the Plan that exceeds 1,000,000 shares over the life of the Plan. In any twelve month period, no Grantee may receive stock appreciation rights relating to more than 100,000 shares of Stock, or performance units relating to more than 100,000 shares of Stock under the Plan. If a previously granted option, incentive stock option, stock appreciation right, or performance unit is canceled or repriced, the canceled or repriced option, incentive stock option, stock appreciation right or performance unit, as the case may be, shall continue to be counted against the maximum number of shares, stock appreciation rights or performance units that may be delivered to any Grantee over the life of the Plan.

                  (b) GRANT OF OPTIONS AND OPTION PRICE. No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. The Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. The Award Agreement may provide that the option shall be exercisable for Restricted Stock.

                  (c) GRANT OF INCENTIVE STOCK OPTIONS. At the time of the grant of any option to an employee, the Committee may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an incentive stock option:

          (i) shall be granted only to employees of the Company or its Subsidiaries (including (i) officers and (ii) directors who are employees);

          (ii)    shall not be granted to a 10% Owner;

          (iii) shall be for a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

          (iv) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any


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     parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

          (v) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all incentive stock options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

          (A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

          (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(c)(iv) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

          (vi) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

          (vii) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition; and

          (viii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his incentive stock option after the Grantee's death.

Notwithstanding the foregoing and Section 4(c)(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.


                                       9
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(d)  GRANT OF RELOAD OPTIONS. The Committee may provide in an Award Agreement that a Grantee who exercises an option for shares of Stock which have a Fair Market Value equal to not less than 100% of the Option Price for such options ("Exercised Options") and pays the Option Price with shares of Stock shall be granted, subject to Section 3, additional options ("Reload Options") in an amount equal to the sum ("Reload Number") of the number of shares of Stock tendered to exercise the Exercised Options plus, if so provided by the Committee, the number of shares of Stock, if any, retained by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements.

     Reload Options shall be subject to the following terms and conditions:

          (i) the Grant Date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates;

          (ii) subject to Section 6(d)(iii) below, the Reload Option may be exercised at any time during the unexpired term of the Exercised Options (subject to earlier termination thereof as provided in the Plan and in the applicable Award Agreement); and

          (iii) the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that (A) the Option Price shall be the Fair Market Value of the Stock on the Grant Date of the Reload Option and (B) no Reload Option may be exercised within one year after the Grant Date thereof.

(e)  GRANT OF RESTRICTED STOCK.

          (i) The Committee shall determine the amount, if any, that a Grantee shall pay for shares of Restricted Stock. In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 10.

          (ii) The Committee may, but need not, provide that all or any portion of a Grantee's Award of Restricted Stock, or Restricted Stock acquired upon exercise of an option shall be forfeited:

                  (A) except as otherwise specified in the Award Agreement, upon the Grantee's termination of employment for reasons other than death, disability or any other reason specified in the Award Agreement within a specified time period after the Grant Date, or

                  (B) if the Company or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment, or

                  (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.


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          (iii)   If a share of Restricted Stock is forfeited, then if the
     Grantee was required to pay for such share or acquired such Restricted Stock upon the exercise of an option, the Grantee shall be deemed to have resold such share of Restricted Stock to the Company at the lesser of (1) the amount paid or, if the Restricted Stock was acquired on exercise of an option, the Option Price paid by the Grantee for such share of Restricted Stock, or (2) the Fair Market Value of a share of Stock on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such share of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the later of the date the event causing the forfeiture occurred or the date of the Company's tender of the payment specified above whether or not such tender is accepted by the Grantee.

          (iv) The Committee may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited. Any share of Restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of Restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend.

          (v) The Committee may require the payment of cash dividends on Restricted Shares to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may provide for payment of interest on deferred cash dividends.

(f)  GRANT OF STOCK APPRECIATION RIGHTS.

          (i) When granted, stock appreciation rights may, but need not, be identified with shares of Stock subject to a specific option, specific shares of Restricted Stock, or specific performance units of the Grantee (including any option, shares of Restricted Stock, or performance units granted on or before the Grant Date of the stock appreciation rights) in a number equal to or different from the number of stock appreciation rights so granted. If stock appreciation rights are identified with shares of Stock subject to an option, with shares of Restricted Stock, or with performance units, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated stock appreciation rights shall terminate upon (i) the expiration, termination, forfeiture or cancellation of such option, shares of Restricted Stock, or performance units, (ii) the exercise of such option or performance units, or (iii) the date such shares of Restricted Stock become nonforfeitable.

          (ii) The strike price ("Strike Price") of any stock appreciation right shall equal, for any stock appreciation right that is identified with an option, the Option Price of such option, or for any other stock appreciation right, 100% of the Fair Market Value of a share of Common Stock on the Grant Date of such stock appreciation right; PROVIDED that the Committee may (x) specify a higher Strike Price in the Award Agreement, or (y) provide that the benefit payable upon exercise of any stock appreciation right shall not exceed such percentage of the Fair Market Value of a share of Common Stock on such Grant Date as the Committee shall specify.

(g)  GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES.

          (i) Before the grant of any performance unit or performance shares, the Committee shall:

                  (A) determine objective performance goals and the amount of compensation under the goals applicable to such grant, which must be set forth in a written document prior to the commencement of the Grantee's services to which the performance goals relate and while the outcome is still substantially uncertain;

                  (B) designate a period, of not less than one year nor more than seven years, for the measurement of the extent to which performance goals are attained, which period may begin prior to the Grant Date (the "Measuring Period"); and

                  (C) assign a "Performance Percentage" to each level of attainment of performance goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to maximum attainment to be determined by the Committee from time to time.

          (ii) In establishing performance goals, the Committee may consider any performance factor or factors it deems appropriate, including stock price, market share, sales, earning per share, return on equity, costs, or any other business criteria as contemplated in Section 162(m) of the Code. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Measuring Period, then, to the extent the Committee determines the performance goals or Measuring Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Measuring Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Measuring Period.

          (iii) When granted, performance units or performance shares may, but need not, be identified with shares of Stock subject to a specific option, specific shares of Restricted Stock or specific stock appreciation rights of the Grantee granted under the Plan in a number equal to or different from the number of the performance units or performance shares so granted. If performance units or performance shares are identified with shares of Stock subject to an option, shares of Restricted Stock or stock appreciation rights, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated performance units shall terminate upon (A) the expiration, termination, forfeiture or cancellation of such option, shares of Restricted Stock or stock appreciation rights, (B) the exercise of such option or stock appreciation rights or (C) the date such shares of Restricted Stock become nonforfeitable.

          (iv) Notwithstanding anything herein to the contrary, the maximum compensation payable to any Grantee with respect to any performance units for any Measuring Period shall not exceed $100,000.

(h) GRANT OF STOCK BONUSES. The Committee may grant shares of Stock to any individual eligible under Section 5 to receive Awards, other than directors and executive officers of the Company.

      7. GRANTEE'S AGREEMENT TO SERVE. Each Grantee who is granted an Award shall, by executing such Grantee's Award Agreement, agree that such Grantee will remain in the employ of the Company or any of its Subsidiaries (or as a director or consultant thereto) for at least one year after the Grant Date. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's employment shall be implied by the terms of the Plan, any grant of an Award hereunder or any Award Agreement. The Company and its Subsidiaries reserve the same rights to terminate employment of any Grantee as existed before the Effective Date.

      8. NON-TRANSFERABILITY. Each Award (other than Restricted Stock) granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution; provided, however, that a Grantee may in a manner specified by the Committee and to the extent provided in the Plan (a) designate in writing a beneficiary to exercise his Award after the Grantee's death and (b) transfer an option (other than an incentive stock option), stock appreciation right, or performance unit to (I) a revocable, inter vivos trust as to which the Grantee is both the settlor and trustee or
(II) Grantee's spouse, children, grandchildren or parents. Each share of Restricted Stock shall be non-transferable until such share becomes nonforfeitable.

      9.  EXERCISE.

      (a) EXERCISE OF OPTIONS. Subject to Sections 4(c)(viii) and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such option.

      Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock or shares of Restricted Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:


          (i)     cash;

          (ii) Stock held by the Grantee for at least 6 months prior to exercise of the option, valued at its Fair Market Value on the date of exercise;

          (iii) with the approval of the Committee, shares of Restricted Stock held by the Grantee for at least 6 months prior to exercise of the option, each valued at the Fair Market Value of a share of Stock on the date of exercise; or

          (iv) through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 10.

     If Restricted Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock subject to an option, then the Committee may, but need not, specify that (i) all the shares of Stock acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option, or (ii) a number of shares of Stock acquired on exercise of the option equal to the number of shares of Tendered Restricted Stock shall, unless the Committee provides otherwise, be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option.

     (b) EXERCISE OF STOCK APPRECIATION RIGHTS. Subject to Section 4(c)(viii) and such terms and conditions as the Committee may impose, each stock appreciation right shall be exercisable not earlier than the first anniversary of the Grant Date of such stock appreciation right, to the extent the option with which it is identified, if any, may be exercised to the extent the Restricted Stock with which it is identified, if any, is nonforfeitable, or to the extent the performance unit with which it is identified, if any, may be exercised unless otherwise provided by the Committee. Stock appreciation rights shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of stock appreciation rights. Unless otherwise provided in the applicable Award Agreement, the exercise of stock appreciation rights which are identified with shares of Stock subject to an option, shares of Restricted Stock or performance units shall result in the cancellation or forfeiture of such option, shares of Restricted Stock or performance units, as the case may be, to the extent of such exercise.

The benefit for each stock appreciation right exercised shall be equal to the Fair Market Value of a share of Stock on the date of such exercise minus the Strike Price of such stock appreciation right. The benefit upon the exercise of a stock appreciation right shall be payable in cash, except that the Committee, may provide in the Award Agreement that benefits, with respect to any particular exercise, may be paid wholly or partly in Stock.

     (c)  EXERCISE OF PERFORMANCE UNITS.

          (i) Subject to Section 4(c)(viii) and such terms and conditions as the Committee may impose, if, with respect to any performance unit, the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be exercisable commencing on the later of (A) the first anniversary of the Grant Date or (B) the first day after the end of the applicable Measuring Period. Performance units shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of performance units; provided, however, that performance units not identified with shares of Stock subject to an option, shares of Restricted Stock or stock appreciation rights shall be deemed exercised on the date on which they first become exercisable. Unless otherwise provided in the applicable

     Award Agreement, the exercise of performance units which are identified with shares of Stock subject to an option, shares of Restricted Stock or stock appreciation rights shall result in the cancellation or forfeiture of such shares of Stock subject to option, shares of Restricted Stock or stock appreciation rights, as the case may be, to the extent of such exercise.

          (ii) The benefit for each performance unit exercised shall be an amount equal to the product of:

                  (A) the Unit Value (as defined below)
          multiplied by

                  (B) the Performance Percentage attained during the Measuring Period for such performance unit.

          (iii)   The Unit Value shall be, as specified by the Committee,

                  (A) a dollar amount,

                  (B) an amount equal to the Fair Market Value of a share of Stock on the Grant Date,

                  (C) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit, including, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the value that would result if dividends paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock as of each respective dividend payment date, or

                  (D) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the performance unit.

          (iv) The benefit upon the exercise of a performance unit shall be payable as soon as is administratively practicable after the later of (A) the date the Grantee exercises or is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits, with respect to any particular exercise, may be paid wholly or partly in Stock. In the event the Award Agreement provides that the benefit may be paid wholly in Stock unless the Committee specifies at the time of exercise that the benefit shall be paid partly or wholly in cash, the number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the date such benefit is to be paid.

     (d) PAYMENT OF PERFORMANCE SHARES. Subject to Articles 4(c)(viii), 14 and 18 and such terms and conditions as the Committee may impose, if the minimum performance goals specified by the Committee with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this
Article 9(d) shall be made as soon as administratively practical after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

     (e) NOTIFICATION OF CHANGE OF CONTROL. The Company shall notify all Grantees of the occurrence of a Change of Control promptly after its occurrence, but any failure of the Company so to notify shall not deprive any Grantee of any rights accruing hereunder by virtue of a Change of Control.

     (f) FULL VESTING UPON CHANGE OF CONTROL. In the event of a Change of Control, all unvested Awards shall become immediately vested and exercisable.

     (g) SPECIAL RULES FOR SECTION 16 GRANTEES. No option, stock appreciation right, or performance unit (if the benefit payable with respect to such performance unit is to be determined by reference to the Fair Market Value of the Stock on the date the performance unit is exercised) shall be exercisable by a Section 16 Grantee during the first six months after its Grant Date, unless the grant is otherwise exempt from Section 16 of the 1934 Act.

     (h) POOLING CONSIDERATIONS. Any provision of the Plan to the contrary notwithstanding, if the Committee determines, in its discretion exercised prior to a sale or merger of the Company that in the Committee's judgment is reasonably likely to occur, that the exercise of stock appreciation rights or performance units would preclude the use of pooling-of-interests accounting ("pooling") after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may either unilaterally cancel such stock appreciation rights or performance units prior to the consummation of such sale or merger or cause the Company to pay the benefit attributable to such stock appreciation right or performance unit in the form of Stock if the Committee determines that such payment would not cause the transaction to become ineligible for pooling.

     10.  LOANS AND GUARANTEES. The Committee may

     (a) allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, (ii) the purchase price of a share of Restricted Stock, or (iii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

     (b) cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, purchase price, or any related taxes.

Any such payment deferral or guarantee by the Company pursuant to this
Section 10 shall be on such terms and conditions as the Committee may determine; provided that the interest rate applicable to any such payment deferral shall not be more favorable to the Grantee than the terms applicable to funds borrowed by the Company. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price or any related taxes unless the Grantee enters into a binding obligation to pay the deferred amount. If the Committee has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this
Section 10, then the Committee may require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers the Grantee's shares of Stock purchased pursuant to such deferral or guarantee.

     11. NOTIFICATION UNDER SECTION 83(b). The Committee may, on the Grant Date or any later date, prohibit a Grantee from making the election described below. If the Committee has not prohibited such Grantee from making such election, and the Grantee, in connection with the exercise of any option, or the grant of any share of Restricted Stock, makes the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in
Section 83(b) of the Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

     12.  MANDATORY WITHHOLDING TAXES.

     (a) Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan or (iii) any combination of the foregoing.

     (b) If any disqualifying disposition described in Section 6(c)(vi) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan or any election described in Section 11 is made, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

     13.  ELECTIVE SHARE WITHHOLDING.

     (a) Subject to Section 13(b), the Committee may provide in any grant that the Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of Restricted Stock becoming non-forfeitable (each a "Taxable Event") having a Fair Market Value equal to:

          (i) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or

          (ii) such greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

     (b) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

          (i) any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

          (ii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

          (iii)   the Grantee's election shall be irrevocable.

     14. VESTING AND TERMINATION OF EMPLOYMENT. Except as otherwise provided in the Award Agreement,

     (a) VESTING. Awards shall vest and become exercisable in [four] installments, with a 25% of the Award cumulatively vesting and becoming exercisable on each of the first [four] anniversaries of the Grant Date with respect to the Award.

     (b)  FOR CAUSE. If a Grantee has a termination of employment for Cause,

          (i) the Grantee's shares of Restricted Stock that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(e)(iv) regarding repayment of certain amounts to the Grantee; and

          (ii) any unexercised option, stock appreciation right, or performance unit shall thereupon terminate.

     (c) ON ACCOUNT OF DEATH. If a Grantee has a termination of employment on account of the Grantee's death,

          (i) the Grantee's shares of Restricted Stock that were forfeitable shall thereupon become vested and nonforfeitable;

          (ii) any unexercised option or stock appreciation right shall be fully exercisable and may be exercised, in whole or in part, at any time within one (1) year after the death of the Grantee, by (A) his personal representative or by the person to whom the option, stock appreciation right is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Sections 6(c)(vii) or 8, or (C) the then-acting trustee of the trust described in Section 8; and

          (iii) any unexercised performance unit shall become exercisable and may be exercised in whole or in part, at any time within one (1) year after the Grantee's death, by (A) his personal representative or by the person to whom the performance unit is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Section 8, or (C) the then-serving trustee of the trust described in Section 8; provided that the benefit payable with respect to any performance unit with respect to which the Measuring Period has not ended as of the date of the Grantee's death shall be equal to the product of the Unit Value multiplied successively by each of the following:

               (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the Grantee's death and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period (the "Time Proration Factor"); and

               (2) a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of the Grantee's death would continue until the end of the Measuring Period (the "Performance Percentage Factor").

     (d) ON ACCOUNT OF RETIREMENT OR DISABILITY. If a Grantee has a termination of employment on account of Retirement or Disability, any unexercised option or stock appreciation right (other than a stock appreciation right identified with a share of Restricted Stock or a performance unit) shall become fully exercisable and may be exercised, in whole or in part, at any time within ninety
(90) days after such Retirement or termination of employment on account of Disability. The nonforfeitability and exercisability of the Grantee's Restricted Stock and performance units (and any stock appreciation rights identified therewith) shall be determined under Section 14(c).

     (e) ANY OTHER REASON. If a Grantee has a termination of employment for a reason other than for Cause, death, Disability, or Retirement,

          (i) the Grantee's shares of Restricted Stock (and any stock appreciation rights identified therewith), to the extent forfeitable on the date of the Grantee's termination of employment, shall be forfeited on such date;

          (ii) any unexercised option or stock appreciation right (other than a stock appreciation right identified with a share of Restricted Stock or performance unit) to the extent exercisable on the date of the Grantee's termination of employment, may be exercised in whole or in part, not later than the 30th day following the Grantee's termination of employment; provided, however, that (x) if such 30th day is not a business day, such option or stock appreciation right may be exercised not later than the first business day following such 30th day and (y) if the Grantee has entered into an agreement with the Company not to sell any shares of Stock (or the capital stock of a successor to the Company) for a specified period following the consummation of a business combination between the Company and another corporation or entity (the "Specified Period"), such option or stock appreciation right may be exercised in whole or in part until the later of such 30th day following the termination of the Grantee's employment or 10 business days following the expiration of the Specified Period; and

          (iii) the Grantee's performance units (and any stock appreciation rights identified therewith) shall become non-forfeitable and may be exercised in whole or in part, but only if and to the extent determined by the Committee.

     15. SHAREHOLDER APPROVAL. No Award shall become exercisable until after the Plan has been approved by the holders of a majority of the shares of Stock present and entitled to vote thereon at a meeting of the stockholders of the Company or by consent without a meeting, in the manner authorized by the Company's bylaws. If such approval is not obtained on or before the first anniversary of the date the Plan is adopted by the Board, all outstanding Awards shall terminate, and no additional Awards shall be granted.

     16. EQUITY INCENTIVE PLANS OF FOREIGN SUBSIDIARIES. The Committee may authorize any foreign Subsidiary to adopt a plan for granting Awards ("Foreign Equity Incentive Plan"). All awards granted under such Foreign Equity Incentive Plans shall be treated as grants under the Plan. Such Foreign Equity Incentive Plans shall have such terms and provisions as the Committee permits not inconsistent with the provisions of the Plan and which may be more restrictive than those contained in the Plan. Awards granted under such Foreign Equity Incentive Plans shall be governed by the terms of the Plan except to the extent that the provisions of the Foreign Equity Incentive Plans are more restrictive than the terms of the Plan, in which case such terms of the Foreign Equity Incentive Plans shall control.

     17. SUBSTITUTED AWARDS. If the Committee cancels any Award (granted under this Plan or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Award is substituted therefor, then the Committee may determine the terms and conditions of such new Award; provided that (a) the Option Price of any new option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the new Award; and (b) no Award shall be cancelled without the consent of the Grantee if the terms and conditions of the new Award to be substituted are not at least as favorable as the terms and conditions of the Award to be cancelled (and the Grant Date of the new Award shall be the date on which such new Award is granted).

     18.  SECURITIES LAW MATTERS.

     (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

     (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of
(i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

     19. FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

     20. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

     21. RIGHTS AS A SHAREHOLDER. A Grantee shall not, by reason of any Award (other than Restricted Stock) have any right as a shareholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Unless otherwise provided in the Award Agreement, the delivery of any shares of Stock pursuant to an Award shall be subject to the Grantee's becoming a party to the Shareholders Agreement dated October 2, 1998, or such other shareholder agreement to which shareholders may become subject. Shares of Restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan. Unless otherwise provided in the Award Agreement or any applicable shareholders agreement, Awards do not include any registration rights.

     22. NATURE OF PAYMENTS. Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the

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one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

     23. NON-UNIFORM DETERMINATIONS. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 14, of terminations of employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

     24.  ADJUSTMENTS. The Committee shall make equitable adjustment of:

     (a) the aggregate numbers of shares of Stock, shares of Restricted Stock, and bonus stock, and the aggregate numbers of stock appreciation rights and Performance Units available under Sections 3(a) and 3(b);

     (b) the number of shares of Stock, shares of Restricted Stock, stock appreciation rights or performance units covered by an Award;

     (c)  the Option Price; and

     (d) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of stock appreciation rights or performance units to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, asset spin-off, reorganization, stock rights offering, liquidation or similar event, of or by the Company.

     25. AMENDMENT OF THE PLAN. The Board may from time to time in its discretion amend or modify the Plan without the approval of the shareholders of the Company, except as such shareholder approval may be required under the listing requirements of any national market system or securities exchange on which are listed the Company's equity securities or under the Code in order to preserve the intended tax effects of an Award on the Company and the Grantee.

     26.  TERMINATION OF THE PLAN. The Plan shall terminate on the tenth
(10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

     27. NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment

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

of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

     28. CONTROLLING LAW. The law of the State of Illinois, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

     29. SEVERIBILITY. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     Executed as of this 20th day of April, 1999.

                                          U.S. REALTEL, INC.


                                          By:/s/ Jordan E. Glazov

                                          Title: President

ATTEST:

/s/ Ilene Dobrow Davidson

Title: Assistant Secretary


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